                                                                     [Conformed]



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                        March 20, 2001 (March 20, 2001)
  ---------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                              FORTUNE BRANDS, INC.
  ---------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                          1-9076              13-3295276
--------------------------------------------------------------------------------
(State or other jurisdiction            (Commission          (IRS Employer
    of incorporation)                   File Number)       Identification No.)


         300 Tower Parkway, Lincolnshire, Illinois               60069
--------------------------------------------------------------------------------
         (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code      (847) 484-4400
                                                     ----------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.
------   ------------

          Registrant today announced that it had reached agreement to form a new U.S. distribution joint venture between Vin & Sprit, the maker of ABSOLUT vodka, and Registrant's spirits and wine subsidiary, as well as the inclusion of Vin & Sprit into the international Maxxium spirits and wine joint venture. Registrant's press release dated March 20, 2001 announcing the transactions is filed herewith as Exhibit 20 and is incorporated herein by reference.

          In addition, Registrant held a webcast conference call at 10:00 a.m. Eastern Standard Time on March 20, 2001 to announce and answer questions regarding the transactions. During the conference call, Mr. Norman H. Wesley, Chairman and Chief Executive Officer of Registrant, stated that the Registrant expects that the economics of the joint venture will be solidly accretive to Registrant's earnings in 2001, adding approximately 6 to 8 cents per share. He also stated that the Registrant expects the full-year earnings per share impact to be even greater, in the range of 20 to 25 cents, in 2002.

Item 7.  Financial Statements and Exhibits.
------   ---------------------------------
         (c)  Exhibits.
              --------

              20.  Press release of Registrant dated March 20, 2001.

                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         FORTUNE BRANDS, INC.
                                         ---------------------
                                              (Registrant)


                                         By /s/ C. P. Omtvedt
                                           --------------------------------
                                           C.P. Omtvedt
                                           Senior Vice President and
                                              Chief Financial Officer

Date:  March 20, 2001

                                 EXHIBIT INDEX



                                                            Sequentially
Exhibit                                                     Numbered Page
-------                                                     --------------

20.  Press release of Registrant dated
     March 20, 2001.